                                                                Exhibit 23.2

                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference of our reports dated October 24, 1997, in the Prospectus constituting part of this Amendment No. 1 to Registration Statement (Form S-3 No. 333-42511) of Spyglass, Inc. for the registration of 319,624 shares of its common stock.

/s/ Ernst & Young LLP

Ernst & Young LLP

Chicago, Illinois
January 19, 1998